Financial Risk Management	12 Months Ended
Jun. 30, 2018
Financial Risk Management [Abstract]
Disclosure of financial risk management [Text Block]
3. Financial Risk Management

3.1 Financial risk factors

The Group’s activities expose it to a variety of financial risks: market risk (including foreign currency risk and price and interest rate risk), credit and counterparty risk and liquidity risk. The Group’s financial risk management focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance by actively managing debt level and cash flow in order to maintain a strong financial position and minimizing refinancing and liquidity risks by attaining healthy debt repayment capacity, appropriate maturity profile and availability of banking facilities. The Group uses derivative financial instruments to hedge certain risk exposures.

The Board of Directors (the “Board”) is responsible for the review and ratification of the Group’s systems of risk management, internal compliance and control, code of conduct and legal compliance.

The Board maintains a formal set of delegated authorities (including policies for credit and treasury), that clearly define the responsibilities delegated to management and those retained by the Board. The Board approves these delegated authorities and reviews them annually.

(a)	Market risk

(i)	Price and interest rate risk

Price risk is the risk that the value of financial instruments and the interest margin will fluctuate as a result of changes in market interest rates. The risk is that financial assets may be repriced at a different time and / or by a different amount than financial liabilities.

This risk is managed by operating within approved policy limits using an interest rate duration approach.

Floating rate borrowings are used for general funding activities. Interest rate swaps, interest rate options and forward rate agreements are used to hedge the floating rate exposure as deemed appropriate. The Group had US$52.8 million interest rate derivatives at June 30, 2018 (2017: US$68.2 million).

Sensitivity analysis:

The sensitivity of net profit after tax for the years ended June 30, 2018, 2017 and 2016, to reasonably possible changes in conditions is as follows:

	Interest rate increase by 1%			Interest rate decrease by 1%
	2018	2017	2016	2018	2017	2016
	(US$’000)	(US$’000)	(US$’000)	(US$’000)	(US$’000)	(US$’000)

Impact on net profit after tax	(1,034)	(901)	(862)	1,034	901	862

The following tables include the Group’s assets and liabilities at their carrying amounts on an undiscounted basis, categorized by the earlier of contractual repricing or maturity dates.

	Within 12 months	1 to 2 years	Over 2 years	Non-interest bearing	Total
	(US$’000)	(US$’000)	(US$’000)	(US$’000)	(US$’000)
As of June 30, 2018
Liabilities
Bank borrowings	160,813	-	-	-	160,813
Derivative financial instruments	(42,651)	10,155	32,496	3,122	3,122
Trade and other payables	-	-	-	200,654	200,654
Amount due to related parties	4,838	10,177	-	3,666	18,681
	123,000	20,332	32,496	207,442	383,270
As of June 30, 2017
Liabilities
Bank borrowings	133,699	-	-	-	133,699
Derivative financial instruments	(57,174)	10,995	46,179	1,211	1,211
Trade and other payables	-	-	-	205,279	205,279
Amount due to related parties	4,149	-	10,175	3,932	18,256
	80,674	10,995	56,354	210,422	358,445

(ii)	Foreign currency risk

The Group operates internationally and is exposed to foreign currency risk arising from various currency exposure movements. Foreign currency risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations. Most of the Group’s revenues and expenses are denominated in New Zealand dollars. The Group’s exposure to foreign currency risk primarily relates to transactions in US dollars, Renminbi (“RMB”), Great Britain Pounds, Australian dollars and the Euro. In order to mitigate the foreign currency risk, the Group hedges foreign currency risks as they arise. In some circumstances, foreign exchange options are used to hedge potential foreign currency risk. The Group uses forward foreign exchange contracts, spot foreign exchange contracts and foreign exchange options to manage these exposures.

The notional contract amounts of forward foreign exchange transactions outstanding at balance sheet date are $89.4 million (2017: $100.8 million) for the Group. The cash settlement requirements of these contracts approximate the notional contract amount shown above.

The translation of independent foreign operations into the Group financial statements is not hedged, apart from the seasonal working capital exposure to the Australian business which is hedged with foreign exchange contracts.

Balances denominated in foreign currency can be summarized as:

	NZ$	RMB	GBP	AUD	Euro
	(US$’000)	(US$’000)	(US$’000)	(US$’000)	(US$’000)
As of June 30, 2018
Cash and cash equivalents	12,363	579	3	6	13
Receivables	99,016	1,450	4,624	7,245	37,659
Finance receivables	26,685	-	-	-	-
Bank facilities	(150,012)	(3,476)	-	-	-
Payables	(96,672)	(7,943)	(81)	(1,831)	(1,060)
Net financial position	(108,620)	(9,390)	4,546	5,420	36,612

Forward exchange contracts
Notional forward exchange cover	-	-	4,543	5,415	36,600
Net unhedged position	(108,620)	(9,390)	3	5	12

As of June 30, 2017
Cash and cash equivalents	2,642	280	2	1,011	12
Receivables	84,584	2,870	5,632	16,896	32,866
Finance receivables	23,728	-	-	-	-
Bank facilities	(85,472)	(886)	-	(1,281)	-
Payables	(171,293)	(9,122)	(103)	(2,069)	(5,340)
Net financial position	(145,811)	(6,858)	5,531	14,557	27,538

Forward exchange contracts
Notional forward exchange cover	-	-	5,528	14,838	27,529
Net unhedged position	(145,811)	(6,858)	3	(281)	9

The net financial positions for the Group in AUD, RMB, GBP, Euro and NZD include cash and cash equivalents, receivables, bank borrowings and payables of the subsidiary companies domiciled in Australia, China and South America and are therefore not hedged.

A reasonably possible strengthening (weakening) of New Zealand dollar against US dollar at 30 June would have affected the measurement of financial instruments denominated in a foreign currency and affected equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases. The foreign exchange risks are not considered likely to lead to material change over the next reporting period for AUD, RMB, GBP and Euro. For this reason, sensitivity analysis of foreign exchange risks for these foreign currencies is not included.

	Profit or loss		Equity, net of tax
	Strengthening	Weakening	Strengthening	Weakening
June 30, 2018
NZD (10% movement)	970	(970)	17,769	(17,769)

June 30, 2017
NZD (10% movement)	3,108	(3,108)	20,875	(20,875)

(b)	Credit risk

Concentration of credit risk

Credit risk mainly arises from cash and bank balances, advances, finance receivables, accounts and other receivables, and interest rate forward agreements. The carrying amounts of these balances substantially represent the Group’s maximum exposure to credit and counterparty risk in relation to financial assets.

As of June 30, 2018, substantially all of the Company’s cash and cash equivalents were deposited in several financial institutions. The concentrations of credit risk with respect to advances are limited due to the large number of customers included in the Group’s farming customer base in New Zealand, Australia, South America and China. Accounts receivable are typically unsecured and are derived from revenue earned from customers. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and ongoing monitoring on outstanding balances. The Group also has a credit committee who meets as required to review credit risk, new loans and provisioning.

The Group’s maximum credit exposure to credit risk for receivables by geographic regions is as follows:

Total trade and other receivables and amount due from related parties

	2018	2017
	(US$’000)	(US$’000)

New Zealand	121,588	134,291
Australia	7,344	9,759
South America (principally Uruguay)	58,799	48,285
China	2,194	4,201
	189,925	196,536

(c)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulties in raising funds at short notice to meet commitments associated with financial instruments. Prudent liquidity risk management includes maintaining sufficient cash and availability of funding from an adequate amount of committed credit facilities. Management maintains a rolling forecast of the Group’s liquidity reserves which comprises undrawn banking facilities and cash and cash equivalents, on the basis of expected cash flows.

Contractual Maturity Analysis:

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date.

	Within 12 months	Between 1 and 5 years	Over 5 years	Contractual cash flow	Statement of financial position
	(US$’000)	(US$’000)	(US$’000)	(US$’000)	(US$’000)
As of June 30, 2018
Liabilities
Bank borrowings	68,163	110,507	-	178,670	160,813
- Principal	59,801	101,012	-	160,813	160,813
- Interest	8,362	9,495	-	17,857	-
Derivative financial instruments	2,468	654	-	3,122	3,122
Trade and other payables	190,449	1,436	-	191,885	191,885
Amount due to related parties	9,997	10,088	-	20,085	18,681
	271,077	122,685	-	393,762	374,501
As of June 30, 2017
Liabilities
Bank borrowings	54,251	94,516	2,556	151,323	133,699
- Principal	48,191	82,998	2,510	133,699	133,699
- Interest	6,060	11,518	46	17,624	-
Derivative financial instruments	726	485	-	1,211	1,211
Trade and other payables	197,331	3,598	-	200,929	200,929
Amount due to related parties	9,574	11,138	-	20,712	18,256
	261,882	109,737	2,556	374,175	354,095
Expected Maturity Analysis:

The expected cash flows of the Group’s finance receivables equal their contractual cash flows.

(d)	Funding risk

Funding risk is the risk of over-reliance on a funding source to the extent that a change in that funding source could increase overall funding costs or cause difficulty in raising funds. The Group has a policy of funding diversification. The funding policy augments the Group’s liquidity policy with its aim to ensure the Group has a stable diversified funding base without over-reliance on any one market sector.

3.2 Capital risk management

The capital of the Group consists of share capital, reserves, and retained earnings. The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain a capital structure to optimize the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. This policy is reviewed regularly by the Board and has not been changed during the period.

3.3 Fair value estimation

The table below analyses financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

-	Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities
-	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices)
-	Level 3 - Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs)

There had been no material movements between the fair value hierarchy during the years ended June 30, 2018 and 2017.

	Level 1	Level 2	Level 3	Total
	(US$’000)	(US$’000)	(US$’000)	(US$’000)
As of June 30, 2018
Assets
Derivative financial instruments	-	573	-	573
Other investments	-	-	20	20
	-	573	20	593
Liabilities
Earn-out provision (Note 23)	-	-	478	478
Derivative financial instruments	-	3,122	-	3,122
	-	3,122	478	3,600
As of June 30, 2017
Assets
Derivative financial instruments	-	2,899	-	2,899
Other investments	-	-	22	22
	-	2,899	22	2,921

Liabilities
Earn-out provision (Note 23)	-	-	4,229	4,229
Derivative financial instruments	-	1,211	-	1,211
	-	1,211	4,229	5,440